Filed under Rules 497(e) and 497(k)

Registration No.: 033-52742

SUNAMERICA SERIES TRUST

SA BlackRock VCP Global Multi Asset Portfolio

(the “Portfolio”)

Supplement dated February 1, 2019, to the Summary Prospectus, Prospectus,

and Statement of Additional Information (“SAI”), each dated May 1, 2018,

as amended and supplemented to date

At the November 29, 2018 meeting of the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”), the Board approved an amendment to the Subadvisory Agreement (the “Amendment”) between SunAmerica Asset Management, LLC (“SunAmerica”) and BlackRock Investment Management, LLC with respect to the Portfolio. The Amendment reduces the fees payable by SunAmerica under the Subadvisory Agreement from 0.39% on the first $500 million, 0.37% on the next $2.5 billion and 0.32% over $3 billion of average daily net assets to 0.37% on the first $250 million, 0.34% on the next $500 million and 0.32% over $750 million of average daily net assets. The Amendment becomes effective on February 1, 2019.

At the meeting, the Board also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Portfolio. Pursuant to the Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and Management Agreement with the Trust (the “Advisory Agreement”) is equal to 0.850% on the first $500 million, 0.810% on the next $2.5 billion and 0.790% over $3 billion.

This Fee Waiver Agreement becomes effective on February 1, 2019, and will continue in effect through April 30, 2020. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Advisory Agreement. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Fee Waiver Agreement.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus,

Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-VGM2 (02/19)